UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 24, 2005


                              SPX CORPORATION

           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-6948                       38-1016240
(State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation or
organization)

                      13515 Ballantyne Corporate Place
                      Charlotte, North Carolina 28277
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (704) 752-4400

                               NOT APPLICABLE
           (Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)
[X]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
   CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.      REGULATION FD DISCLOSURE.

On March 24, 2005, SPX Corporation issued a press release announcing the expiration of its cash tender offers for its 6 1/4% Senior Notes due 2011 and its 7 1/2% Senior Notes due 2013. The press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

Exhibit
Number   Description
-------  -----------

99.1     Press Release issued March 24, 2005

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SPX CORPORATION


Date:  March 24, 2005                     By: /s/ Patrick O'Leary
                                              -----------------------------
                                              Patrick J. O'Leary
                                              Executive Vice President,
                                              Treasurer and Chief Financial
                                              Officer

                               EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

99.1       Press Release issued March 24, 2005